                                                                  EXHIBIT 25.1
         _____________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ___________________________

                                    FORM T-l

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          ___________________________

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(B)(2)_________

                          ___________________________

                      CHEMICAL TRUST COMPANY OF CALIFORNIA
          (formerly Manufacturers Hanover Trust Company of California)
              (Exact name of trustee as specified in its charter)

              CALIFORNIA                             94-2926573
       (State of incorporation                    (I.R.S. employer
       if not a national bank)                   identification No.)

         50 California Street
         San Francisco, California                      94111
(Address of principal executive offices)              (Zip Code)


                          ___________________________
                              CII FINANCIAL, INC.
                                      AND
                         SIERRA HEALTH SERVICES, INC.
              (Exact name of obligor as specified in its charter)

              CALIFORNIA                            95-4188244
   (State or other jurisdiction of               (I.R.S. employer
    incorporation or organization)              identification No.)

       5627 Gibraltar Drive
       Pleasanton, California                           94588
(Address of principal executive offices)              (Zip Code)

                          ___________________________
              7 1/2% Convertible Subordinated Debentures due 2001
                      (Title of the indenture securities)
                       __________________________________

[.EX251]
                                    GENERAL

ITEM 1.    GENERAL INFORMATION.

           Furnish the following information as to the trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.

           Superintendent of Banks of the State of California,
              235 Montgomery Street, San Francisco, California 94104-2980. Board of Governors of the Federal Reserve System,
              Washington, D.C. 20551

       (b) Whether it is authorized to exercise corporate trust powers.

           Yes.

ITEM 2.    AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

ITEM 16.    LIST OF EXHIBITS

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Incorporation of the Trustee as now in effect, including the Restated Articles of Incorporation dated December 23, 1986 and the Certificate of Amendment dated March 26, 1992 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Trustee to Commence Business (See Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     3. Authorization to exercise corporate trust powers (Contained in Exhibit 2).

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     5.  Not applicable.

     6.  The consent of the Trustee required by Section 21(b) of the Act (See
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8.  Not applicable.

     9.  Not applicable.

                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chemical Trust Company of California, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles and State of California, on the 5th day of October, 1995.

                                           CHEMICAL TRUST COMPANY OF CALIFORNIA



                                           By  /s/ Hans H. Helley
                                              ----------------------------------
                                              HANS H. HELLEY
                                              Assistant Vice President

EXHIBIT 7. Report of Condition of the Trustee.

TRUST COMPANY


CONSOLIDATED REPORT OF CONDITION OF  Chemical Trust Company of California
                                     --------------------------------------
                                                (Legal Title)


LOCATED AT  San Francisco        San Francisco          CA                94111
            --------------------------------------------------------------------
                (City)              (County)          (State)             (Zip)


AS OF CLOSE OF BUSINESS ON    June 30, 1995      BANK NO.           1476
                           ------------------             ----------------------

=============================================================================================
ASSETS                                                          DOLLAR AMOUNT IN THOUSANDS


1.   Cash and due from banks                                                          6,759
2.   U.S. Treasury securities                                                         6,013
3.   Obligations of other U.S. Government agencies and corporations                   2,499
4.   Obligations of States and political subdivisions
5.   Other securities (including $                     corporate stock)
                                  --------------------
     (a)  Loans
     (b)  Less:  Reserve for possible loan losses
     (c)  Loans (Net)
7.   Bank Premises, furniture and fixtures and other assets representing bank
     premises (including $    -0-     capital leases)                                   185
                          -----------
8.   Real estate owned other than bank premises
9.   Investments in subsidiaries not consolidated
10.  Other assets (complete schedule on reverse) (including $2,255 intangibles)       5,328
                                                            ------
11.  TOTAL ASSETS                                                                    20,784
                                                                                     ======

LIABILITIES

12.  Liabilities For borrowed money
13.  Mortgage indebtedness (including $                 capital leases)
                                        ----------------
14.  Other liabilities (complete on schedule on reverse)                              3,399
15.  TOTAL LIABILITIES                                                                3,399
                                                                                     ======
16.  Capital notes and debentures

SHAREHOLDERS EQUITY

17.  Preferred stock--
     (Number shares outstanding                     ) Amount $
                                 -------------------
18.  Common stock--
     (Number shares authorized      100             ) Amount $
                                 -------------------
     (Number shares outstanding     100             ) Amount $   10
                                 -------------------
19.  Surplus                                          Amount $9,990
20.  TOTAL CONTRIBUTED CAPITAL                                                       10,000
21.  Retained earnings and other capital reserves                                     7,385
22.  TOTAL SHAREHOLDERS EQUITY                                                       17,385
23.  TOTAL LIABILITIES AND CAPITAL ACCOUNTS                                          20,784
                                                                                     ======

MEMORANDA

1.  Assets deposited with State Treasurer to qualify for exercise of
    fiduciary powers (market value)                                         605
-------------------------------------------------------------------------------

The undersigned, Francis J. Farrell, VP & Manager
                 --------------------------------  and
                           (Name and Title)

                 Patrick D. Fleck, Vice President & CFO
                 --------------------------------------
                           (Name and Title)

of the above named trust company, each declares, for himself alone and not for the other: I have a personal knowledge of the matters contained in this report (including the reverse side hereof), and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certifies under penalty of perjury that the foregoing is true and correct.

Executed on   7/24/95     at  San Francisco,    California
            -----------      ---------------    ----------
              (Date)             (City)           (State)

            /s/ Francis J. Farrell           /s/ Patrick D. Fleck
            ----------------------           --------------------
                  (Signature)                      (Signature)



                              SCHEDULE OF OTHER ASSETS


                  Cost of Business Acquisitions              2,486
                  Accounts Receivable                           87
                  Accrued Interest                             108
                  Deferred Taxes                               298
               *  Other                                      2,349
                                                             -----
                    Total (same as Item 10)                  5,328


                              SCHEDULE OF OTHER LIABILITIES


                  Accrued Income Taxes                       2,239
                  Accrued Expenses & A/P                       158
                  Accrued Inter company Exp/Pay                213
                  Accrued Pension & Benefits                 1,020
                  Other                                       (231)
                                                             -----
                    Total (same as Item 14)                  3,399


* Includes business segment being held for sale at book value of $2,255,000.